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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                          MAY 24, 2001 (MAY 24, 2001)
               (Date of Report (date of earliest event reported)

                              CENDANT CORPORATION

             (Exact name of Registrant as specified in its charter)

           DELAWARE                       1-10308                  06-0918165
 (State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
              of                                             Identification Number)
incorporation or organization)

      9 WEST 57TH STREET                                           10019-2601
         NEW YORK, NY                                              (Zip code)
    (Address of principal
      executive office)

                                 (212) 413-1800

              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

    This Current Report on Form 8-K of the Company is being filed to make available pro forma financial data giving effect to the acquisition of Avis
Group Holdings Inc. on March 1, 2001 for the quarterly period ended March 31,
2001.

                                       1
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a) Financial Statements of Business Acquired.

           THE FINANCIAL STATEMENTS OF AVIS GROUP HOLDINGS, INC. ARE
           INCORPORATED BY REFERENCE FROM AVIS GROUP HOLDINGS' QUARTERLY REPORT
           ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2001, DATED
           MAY 15, 2001 (PREVIOUSLY FILED WITH THE COMMISSION ON MAY 15, 2001
           AND INCORPORATED BY REFERENCE HEREIN).

       (b) Pro Forma Financial Information.

           SEE EXHIBIT 99.1 ATTACHED HERETO FOR PRO FORMA FINANCIAL INFORMATION
           GIVING EFFECT TO THE ACQUISITION OF AVIS GROUP HOLDINGS ON MARCH 1,
           2001.

       (c) Exhibits.

           SEE EXHIBIT INDEX.

                                       2
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       CENDANT CORPORATION

                                                            /s/ JOHN T. MCCLAIN
                                                            -----------------------------------------
                                                            John T. McClain
                                                            Senior Vice President, Finance and
                                                            Corporate Controller

Date: May 24, 2001

                                       3
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                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

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
       EXHIBIT
         NO.            DESCRIPTION
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

        99.1            Pro Forma Financial Information (unaudited)